UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2021

Owens & Minor, Inc.
(Exact name of registrant as specified in its charter)

Virginia	001-09810		54-1701843
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard,	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code (804) 723-7000
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2021, the Board of Directors (the “Board”) of Owens & Minor, Inc. (the "Company") approved an amendment and restatement of the Bylaws of the Company to reduce the number of directors constituting the Board from 10 to eight to reflect the number of directors comprising the Board immediately following the Annual Meeting of Shareholders on April 29, 2021. The Amended and Restated Bylaws of the Company are included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s 2021 Annual Meeting of Shareholders on April 29, 2021, the matters described below were voted upon and approved as indicated. There were 73,504,099 shares of common stock entitled to vote at the meeting and 67,946,627 shares were voted in person or by proxy (approximately 92.44% of shares entitled to vote).

(1) Election of eight directors, each for a one-year term, as follows:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Aster Angagaw	61,825,015	91,149	41,152	5,989,311
Mark A. Beck	60,778,683	1,136,547	42,086	5,989,311
Gwendolyn M. Bingham	60,898,250	1,021,834	37,232	5,989,311
Robert J. Henkel	60,571,301	1,347,769	38,246	5,989,311
Stephen W. Klemash	61,830,048	86,493	40,775	5,989,311
Mark F. McGettrick	61,698,026	222,753	36,537	5,989,311
Edward A. Pesicka	61,802,572	118,123	36,621	5,989,311
Michael C. Riordan	60,886,039	1,030,531	40,746	5,989,311

(2) Ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
66,637,401	1,262,931	46,295	—

(3) Advisory vote to approve the compensation of our named executive officers as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
60,758,216	1,089,362	109,738	5,989,311

Item 8.01.	Other Events.

The Board of Directors of the Company approved a second quarter 2021 dividend payment of $0.0025 per share, payable on June 30, 2021, to shareholders of record as of June 15, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Amended and Restated Bylaws of the Company effective April 29, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: May 3, 2021	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary